 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

811-23918

Investment Company Act file number

Denali Structured Return Strategy Fund
(Exact name of registrant as specified in charter)

3550 Lenox Road NE, Suite 2550
Atlanta, GA 30326
(Address of principal executive offices) (Zip code)

Liquid Strategies, LLC

 3550 Lenox Road NE, Suite 2550
Atlanta, GA 30326
(Name and address of agent for service)

770-350-8700

Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: March 31, 2025

Item 1. Reports to Stockholders.

(a)

Denali Structured Return Strategy Fund (DNLIX)

ANNUAL REPORT

March 31, 2025

Denali Structured Return Strategy Fund

Table of Contents

Shareholder Letter (Unaudited)	2
Schedule of Investments	7
Schedule of Options Written	11
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Statement of Cash Flows	15
Financial Highlights	17
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	29
Shareholder Expense Example (Unaudited)	30
Additional Information (Unaudited)	31
Board of Trustees and Officers (Unaudited)	32

Denali Structured Return Strategy Fund

Shareholder Letter

March 31, 2025 (Unaudited)

The investment objective of the Fund is primarily income and secondarily capital appreciation.

FUND OVERVIEW

The Denali Structured Return Strategy Fund seeks to provide investors with income and capital appreciation through direct and indirect investments of a substantial majority of its assets in income-generating investments of domestic issuers and through a modest (approximately one and a half to three percent of total assets) investment in call option spreads on the S&P 500® Index. Income-generating investments may be publicly traded or privately offered, and typically make interest, dividend, or other periodic payments, distributions, and/or accruals.

The Fund utilizes the income from the diversified pool of income-generating investments to systematically purchase quarterly S&P 500 call option spreads, providing defined exposure to potential market gains from the S&P 500 Index. Each quarter, the Fund resets its exposure with the goal of harvesting any realized equity upside. The Fund is structured as a continuously offered, non-diversified, closed-end interval fund. The Fund offers daily subscriptions and will offer to make quarterly repurchases at NAV (net asset value).

EXECUTIVE SUMMARY

At the end of the first quarter of 2025, the Denali Structured Return Strategy Fund completed its first full 12 months of operation. Over this period, the Denali Structured Return Strategy Fund delivered a total return of 13.74 net of fees, significantly outperforming the S&P 500 Total Return of 8.25%. We view this positive return differential as validation of our structured return approach. During this period, the Fund experienced substantial growth in assets under management, increasing from approximately $115,000 on 3/31/2024 to over $90 million as of the March 31 quarter-end.

Past performance is no guarantee of future results.

NET PERFORMANCE STATISTICS
	1M	3M	1Y	YTD	Since Inception*
DNLIX	2.34%	1.32%	14.17%	-0.27%	14.31%
S&P 500 Index	-0.68%	-0.38%	8.26%	-4.28%	11.22%

*	The Fund’s inception date is 03/14/2024.

One cannot invest directly in an index. Indexes are unmanaged and the returns shown do not reflect any management fees, transaction costs or expenses. Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance could have been lower without fee waivers in effect. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance, please call 1-800-632-4027.

Denali Structured Return Strategy Fund

Shareholder Letter

March 31, 2025 (Unaudited) (Continued)

Notably, this most recent quarter marked the first negative quarterly return for the S&P 500 since the Fund’s inception. During this challenging environment, the Fund demonstrated its intended value proposition by effectively mitigating the downside risk of the equity market. The S&P 500 declined by -4.27%, while the Fund limited its loss to -0.27%, underscoring our strategy’s emphasis on capital preservation during periods of market stress.

Past performance is no guarantee of future results.

PERFORMANCE AND RISK STATISTIC REVIEW

The Fund’s structured approach seeks to limit volatility during significant market drawdowns. During the last 12 months, there were three notable market downturns, where the strategy was able to demonstrate reduced downside volatility relative to the S&P 500 Index:

3/28/24 to 4/19/24

o    S S&P 500: -5.40%

o    S DNLIX: -0.89%

7/16/24 to 8/7/24

o    S S&P 500: -8.21%

o    S DNLIX: -2.04%

2/20/25 to 3/13/25

o    S S&P 500: -10.04% (maximum drawdown for the last 12 months)

o    S DNLIX: -2.98% (maximum drawdown for the last 12 months)

The combination of higher return and significantly reduced volatility has enabled the Fund to deliver a superior Sharpe ratio, validating the effectiveness of the Fund’s integration of income-producing investments and upside equity exposure. These results underscore our commitment to generating consistent returns while effectively managing risk.

Denali Structured Return Strategy Fund

Shareholder Letter

March 31, 2025 (Unaudited) (Continued)

PORTFOLIO INSIGHTS

The income-generating portion of the portfolio - primarily made up of niche private credit investments – has provided the consistent returns necessary to support the Fund’s quarterly call options exposure to the S&P 500 Index, while also playing a critical role in supporting both capital preservation and total return.

During the first quarter of 2025, the Fund experienced strong inflows, growing assets by more than 30%. While this growth is encouraging, the associated cash drag from the new capital negatively impacted the performance of the Fund during the quarter leading to a slight negative return for the quarter. Heading into Q2, the portfolio is now substantially invested and cash levels have come down. With the portfolio almost fully deployed, we believe the Fund is well positioned to pursue its investment objective.

OUTLOOK FOR Q2 2025

At the time of writing, the S&P 500 Index has experienced a sharp two-day decline of over 10.5%, driven by renewed investor concerns surrounding the potential impact of tariffs on global financial markets. According to the Wall Street Journal, this marks only the fourth instance since WWII in which the index has fallen by more than 10% over a two-day period. During this same two-day period, the Fund declined by 1.88%.

DISCLOSURES

The Fund’s shares require a minimum initial investment of $1,000 and $100 for subsequent investments. Distributions are not guaranteed. As a Return of Capital, the Fund must distribute an amount equal to at least 90% of its taxable investment income, annually. There is no assurance a change in market conditions or other factors will not result in a change in future distributions.

The management fee is 1.65% with an expense cap at 1.99%. Total annual expenses are 3.16%. Total annual expenses (after fee waiver and expense reimbursement) are 2.77%. The Adviser and the Fund have entered into an Expense Limitation Agreement under which the Adviser has agreed to waive its management fees and to pay or absorb the ordinary operating expenses of the Fund (excluding borrowing costs, dividends, and interest on securities sold short, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that its management fees plus the Fund’s ordinary annual operating expenses exceed 1.99% per annum of the Fund’s average daily net assets. Such Expense Limitation Agreement will expire on July 31, 2025, and may not be terminated by the Adviser, but it may be terminated by the Board of Trustees, upon 60 days written notice to the Adviser. Any waiver and reimbursement by the Adviser is subject to repayment by the Fund within the three years from the date the Adviser waived such payment, if the Fund is able to make the repayment without exceeding the lesser of the expense limitation in place at the time of the waiver and reimbursement or the current expense limitation and the repayment is approved by the Board of Trustees.

Denali Structured Return Strategy Fund

Shareholder Letter

March 31, 2025 (Unaudited) (Continued)

See “Management of the Fund” in the Fund’s prospectus for more information. The Adviser uses call option spreads to capture a portion of positive equity market returns without exposing the Fund to significant equity market losses. Generally, when the Fund purchases a call option, the Fund has the right, but not the obligation, to buy an asset at a specified price (strike price) within a specific time period or at the end of a time period. Call options can expire worthless in a flat or down equity market, but are not further linked to equity losses. The Adviser anticipates investing in call spreads on a quarterly basis by investing in call options primarily with three-month maturities and strike prices that are near (within one percent above) the then-current level of the S&P 500® Index while writing the same amount of call options with three-month maturities and strike prices that are approximately 5% higher than the then-current level the index. The purchased call options are commonly referred to as being at-the-money if the strike price is at the then-current level of the index, or out-of-the money if the strike price is above the then-current level of the index. The Fund’s investment Adviser is Liquid Strategies, LLC located at 3550 Lenox Rd NE, Ste 2550 Atlanta, GA 30326.

The statements contained herein are based upon the opinions of Liquid Strategies and the data available at the time of publication and are subject to change at any time without notice. This communication does not constitute investment advice and is for informational purposes only, is not intended to meet the objectives or suitability requirements of any specific individual or account, and does not provide a guarantee that the investment objective of any model will be met. An investor should assess his/her own investment needs based on his/her own financial circumstances and investment objectives. Neither the information nor any opinions expressed herein should be construed as a solicitation or a recommendation by Liquid Strategies or its affiliates to buy or sell any securities or investments or hire any specific manager. Any offering may only be made pursuant to the securities laws, an offering document and related subscription materials all of which must be read and completed in their entirety. Liquid Strategies prepared this update utilizing information from a variety of sources that it believes to be reliable.

It is important to remember that there are risks inherent in any investment and that there is no assurance that any investment, asset class, style or index will provide positive performance over time. Diversification and strategic asset allocation do not guarantee a profit or protect against a loss in a declining markets. Past performance is not a guarantee of future results. All investments are subject to risk, including the loss of principal.

RISK FACTORS: An investment in the Fund’s shares is subject to risks. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. You could lose money by investing in the Fund. By itself, the Fund does not constitute a complete investment program. Before investing in the Fund, you should consider carefully the following risks the Fund faces, together with the other information contained in the prospectus.

Since the Fund is non-diversified, it is subject to a higher reduction of capital and volatility than a fund more proportionately allocated among a large number of securities. An investment in the Fund involves risk. The Fund is relatively new with limited operating history by which to evaluate its performance. There can be no assurance that the Fund’s strategy will be successful. The Fund may leverage its investments by “borrowing.” The use of leverage increases both the risk of loss and profit potential.

o    Shares of the Fund are not listed on any securities exchange, which makes them inherently illiquid.

o    There is no secondary market for the Fund’s shares, and it is not anticipated that a secondary market will develop.

o    Shares of the Fund are not redeemable. Thus, an investment in the Fund may not be suitable for investors who may need the money they invest in a specified time frame.

o    Although the Fund will offer to repurchase at least 5% of outstanding shares at NAV on a quarterly basis in accordance with the Fund’s repurchase policy, the Fund will not be required to repurchase shares at a shareholder’s option nor will shares be exchangeable for units, interests or shares of any security.

o    The Fund is not required to extend, and shareholders should not expect the Fund’s Board of Trustees to authorize, or repurchase offers in excess of 5% of outstanding shares at NAV.

Denali Structured Return Strategy Fund

Shareholder Letter

March 31, 2025 (Unaudited) (Continued)

o    Regardless of how the Fund performs, an investor may not be able to sell or otherwise liquidate his, her or its shares whenever such investor would prefer and, except to the extent permitted under the quarterly repurchase offer, will be unable to reduce the shareholder’s exposure on any market downturn.

o    The Fund may invest a portion of its assets in securities that have speculative characteristics, e.g., lower-rated or unrated debt commonly referred to as “high-yield bonds” or “junk bonds.” The Fund will invest in call option spreads that may expire worthless and fail to provide participation in positive equity market returns.

Investors should consider the investment objectives, risks, charges, and expenses carefully before investing. The prospectus contains this and other important information about the investment company. For a prospectus or summary prospectus with this and other important information about the Fund, please visit the Documents section at www.LSfunds.com/DNLIX or call 1-800-632-4027. Read the prospectus carefully before investing.

Shareholder Services: 1-800-632-4027

Investment Professionals: 770-350-8700 or info@LSfunds.com

Distributed by Foreside Fund Services, LLC, which is not affiliated with the Adviser.

Denali Structured Return Strategy Fund

Schedule of Investments

March 31, 2025

	Shares / Units	First Acquisition Date	Cost / Principal	Value	Percent of Net Assets
INVESTMENTS IN PRIVATE INVESTMENT VEHICLES — 24.8%
Partnerships
Consumer Lending
HFSA, LLC (c)	8,575	3/12/2024	$8,574,500	$8,574,500	9.3%
Legal Finance
EAJF Leveraged Feeder LP (b)(c)		5/1/2024	4,200,000	4,603,263	5.0
Virage Opportunity Fund LP (b)(c)		11/15/2024	335,628	335,628	0.4
Real Estate Debt
Oak Institutional Credit Solutions (b)(c)		4/23/2024	1,875,000	1,888,276	2.0
Revere Tactical Opportunities Fund IV (b)(c)		3/6/2025	1,500,000	1,510,685	1.6
Specialty Finance
Aero Capital Solutions Fund IV LP (b)(c)		2/7/2025	1,070,108	1,382,503	1.5
Delgatto Diamond Finance Fund LP (b)(c)		7/2/2024	900,000	948,451	1.0
Revere Specialty Finance Fund LP (b)(c)		5/1/2024	3,200,000	3,232,177	3.5
Total Investment in Partnerships			21,655,236	22,475,483	24.3

Non-Listed BDCs
Direct Lending BDCs
Monroe Capital Income Plus Corporation (c)	48,356	3/8/2024	500,000	499,516	0.5
Total Investment in Non-Listed BDCs			500,000	499,516	0.5

Total Investment in Private Investment Vehicles				22,974,999	24.8

INVESTMENTS IN CREDIT FACILITIES — 47.0%
Senior Debt
Legal Finance
Virage Opportunity Fund Credit Facility, 12/20/2028, 18.25% (a)		12/20/2024	1,125,000	1,125,000	1.2
Total Investment in Senior Debt			1,125,000	1,125,000	1.2

Senior Secured Debt
Direct Lending
CA CO SPV, LLC, 06/30/2027, 12.00% (a)(f)		7/3/2024	4,100,000	4,100,000	4.4
Specialty Finance
Coromandel LS 1 LLC, 04/19/2027, 12.41%, SOFR + 8.00% (a)(d)		4/19/2024	3,500,000	3,500,000	3.8
Coromandel LS 2 LLC, 05/17/2027, 12.41%, SOFR + 8.00% (a)(d)		5/17/2024	500,000	500,000	0.5
Coromandel LS 3 LLC, 06/14/2027, 12.41%, SOFR + 8.00% (a)(d)		6/14/2024	300,000	300,000	0.3
Coromandel LS 4 LLC, 07/12/2027, 12.41%, SOFR + 8.00% (a)(d)		7/12/2024	250,000	250,000	0.3
Coromandel LS 5 LLC, 10/15/2027, 12.41%, SOFR + 8.00% (a)(d)		10/11/2024	200,000	200,000	0.2
Coromandel LS 6 LLC, 11/27/2027, 13.41%, SOFR + 9.00% (a)(d)		11/27/2024	1,700,000	1,700,000	1.8
Coromandel LS 7 LLC, 12/06/2027, 13.41%, SOFR + 9.00% (a)(d)		12/6/2024	300,000	300,000	0.3
Coromandel LS 8 LLC, 01/02/2028, 13.41%, SOFR + 9.00% (a)(d)		1/2/2025	750,000	750,000	0.8
Coromandel LS 9 LLC, 01/27/2028, 13.41%, SOFR + 9.00% (a)(d)		1/27/2025	500,000	500,000	0.5
IVY Auto 1, 12/25/2025, 13.50% (a)		10/25/2024	500,000	500,000	0.5
IVY Auto 2, 01/08/2026, 13.50% (a)		11/8/2024	300,000	300,000	0.3
IVY Auto 3, 03/13/2026, 13.50% (a)		1/13/2025	300,000	300,000	0.3
IVY Auto 4, 05/25/2026, 13.50% (a)		3/26/2025	250,000	250,000	0.3
RevTek SPV, 09/30/2028, 14.00% (a)		2/21/2025	3,500,000	3,500,000	3.8

The accompanying notes are an integral part of the financial statements.

Denali Structured Return Strategy Fund

Schedule of Investments

March 31, 2025 (Continued)

	Shares / Units	First Acquisition Date	Cost / Principal	Value	Percent of Net Assets
INVESTMENTS IN CREDIT FACILITIES — 47.0% (Continued)
Senior Secured Debt (Continued)
Trade Receivables Finance
IVY Cooper 1, 12/24/2025, 14.00% (a)		10/25/2024	$750,000	$750,000	0.8%
IVY Cooper 2, 03/13/2026, 14.00% (a)		1/13/2025	300,000	300,000	0.3
Total Investment in Senior Secured Debt			18,000,000	18,000,000	19.2

Senior Unsecured Debt
Diversified Alternative Credit
IVY Battery, LLC 1, 04/22/2025, 12.25% (a)		4/23/2024	1,200,000	1,200,000	1.3
IVY Battery, LLC 2, 07/17/2025, 12.25% (a)		5/17/2024	600,000	600,000	0.6
IVY Battery, LLC 3, 08/24/2025, 12.25% (a)		6/24/2024	400,000	400,000	0.4
IVY Battery, LLC 4, 09/19/2025, 12.25% (a)		7/19/2024	500,000	500,000	0.5
IVY Battery, LLC 5, 10/05/2025, 12.25% (a)		8/5/2024	300,000	300,000	0.3
IVY Battery, LLC 6, 10/20/2025, 12.25% (a)		8/20/2024	300,000	300,000	0.3
IVY Battery, LLC 7, 12/16/2025, 12.25% (a)		10/11/2024	200,000	200,000	0.2
IVY Battery, LLC 8, 01/07/2026, 12.25% (a)		11/8/2024	500,000	500,000	0.5
IVY Battery, LLC 9, 01/13/2026, 12.25% (a)		11/13/2024	500,000	500,000	0.5
IVY Battery, LLC 10, 02/06/2026, 12.25% (a)		12/6/2024	500,000	500,000	0.5
IVY Battery, LLC 11, 03/02/2026, 12.25% (a)		1/2/2025	750,000	750,000	0.8
IVY Battery, LLC 12, 03/13/2026, 12.25% (a)		1/13/2025	400,000	400,000	0.4
IVY Battery, LLC 13, 04/11/2026, 12.25% (a)		2/11/2025	750,000	750,000	0.8
IVY Battery, LLC 14, 05/26/2026, 12.25% (a)		3/26/2025	300,000	300,000	0.3
Trade Receivables Finance
Altriarch SPV 2, 12/31/2025, 8.00% (a)(f)		4/19/2024	6,750,000	6,750,000	7.3
IVY Iron, LLC, 01/04/2026, 13.50% (a)		11/4/2024	500,000	500,000	0.5
Total Investment in Senior Unsecured Debt			14,450,000	14,450,000	15.2

Subordinated Debt
Trade Receivables Finance
PFF LLC 1, 06/18/2025, 12.11%, (a)		12/18/2024	1,506,125	1,506,125	1.6
PFF LLC 2, 09/18/2025, 11.86%, (a)		12/18/2024	1,506,125	1,506,125	1.6
PFF LLC 3, 12/18/2025, 11.61%, (a)		12/18/2024	1,506,125	1,506,125	1.6
PFF LLC 4, 12/13/2025, 11.99%, (a)		12/13/2024	750,000	750,000	0.8
PFF LLC 5, 06/18/2026, 12.36%, (a)		12/18/2024	1,506,125	1,506,125	1.6
PFF LLC 6, 01/24/2026, 12.02%, (a)		1/24/2025	1,000,000	1,000,000	1.1
PFF LLC 7, 08/20/2026, 12.28%, (a)		2/20/2025	1,000,000	1,000,000	1.1
PFF LLC 8, 09/11/2026, 11.99%, (a)		3/11/2025	500,000	500,000	0.5
Direct Lending
CA Credit SPV, LLC, 06/30/2027, 12.75% (a)		6/6/2024	1,400,000	1,400,000	1.5
Total Investment in Subordinated Debt			10,674,500	10,674,500	11.4

Total Investment in Credit Facilities				44,249,500	47.0

The accompanying notes are an integral part of the financial statements.

Denali Structured Return Strategy Fund

Schedule of Investments

March 31, 2025 (Continued)

	Shares / Units	First Acquisition Date	Cost / Principal	Value	Percent of Net Assets
INVESTMENTS IN PROFIT SHARE INTEREST — 7.4%
Preferred Equity
Real Estate
Revere Capital Los Alamos MF LLC, 06/30/2025, 18.00% (a)(e)(f)		6/27/2024	$900,000	$900,000	1.0%
Total Investment in Preferred Equity			900,000	900,000	1.0

Specialty Finance
Bijan & Co, Inc, 09/10/2025, 1.15% monthly profit share interest (a)(e)(f)		9/10/2024	225,000	225,000	0.2
iSparkle Ltd, 09/13/2025, 1.15% monthly profit share interest (a)(e)(f)		9/13/2024	150,000	150,000	0.2
LuxTech Geneva SA, 04/28/2025, 1.15% monthly profit share interest (a)(e)(f)		10/25/2024	55,000	55,000	0.1
LuxTech Geneva SA, 06/12/2025, 1.15% monthly profit share interest (a)(e)(f)		12/11/2024	100,000	100,000	0.1
Safdico Botswana Ltd, 05/08/2025, 1.15% monthly profit share interest (a)(e)(f)		10/31/2024	1,175,000	1,175,000	1.3
PGA Mastermind, LLC, 08/12/2025, 1.15% monthly profit share interest (a)(e)(f)		2/11/2025	750,000	750,000	0.8
Aurostar DMCC, 09/03/2025, 1.15% monthly profit share interest (a)(e)(f)		2/28/2025	1,000,000	1,000,000	1.1
Flexfin, 09/20/2025, 1.15% monthly profit share interest (a)(e)(f)		3/20/2025	910,000	910,000	1.0
Consumer Lending
Winston Legal Capital, LLC (a)(f)		2/28/2025	1,500,000	1,500,000	1.6
Total Investment in Specialty Finance			5,865,000	5,865,000	6.4

Total Investment in Profit Share Interest				6,765,000	7.4

INVESTMENTS IN LOAN PARTICIPATION — 2.1%
Senior Secured Debt
Specialty Finance
Coromandel Alpha Participation, 01/24/2026, 17.41%, SOFR + 13.00% (a)(d)(e)		8/30/2024	950,000	950,000	1.0
Trade Receivables Finance
CRWD Specialty Finance LLC, 05/17/2027, 18.00% (a)(e)		5/17/2024	1,000,000	1,000,000	1.1
Total Investment in Senior Secured Debt			1,950,000	1,950,000	2.1

Total Investment in Loan Participation				1,950,000	2.1

INVESTMENTS IN PUBLIC SECURITIES — 5.1%
Open-End Funds
Holbrook Structured Income Fund - Class I	274,928		2,700,000	2,702,546	2.9
Total Investment in Open-End Funds			2,700,000	2,702,546	2.9

Closed-End Funds
Cliffwater Enhanced Lending Fund - Class I	183,626		1,972,588	2,034,580	2.2
Total Investment in Closed-End Funds			1,972,588	2,034,580	2.2

Total Investment in Public Securities				4,737,126	5.1

INVESTMENTS IN MONEY MARKET INSTRUMENTS — 9.1%
First American Treasury Obligations Fund - Class X, 4.26% (g)	8,372,255		8,372,255	8,372,255	9.1
Total Investment in Money Market Instruments			8,372,255	8,372,255	9.1

The accompanying notes are an integral part of the financial statements.

Denali Structured Return Strategy Fund

Schedule of Investments

March 31, 2025 (Continued)

	Contracts	Notional	Cost / Principal	Value	Percent of Net Assets
INVESTMENTS IN PURCHASED OPTIONS — 3.7%
Call Options
S&P 500 Index
Expiration: 06/30/25; Exercise: $5,635.00 (h)	158	$88,667,230	$3,400,552	$3,403,952	3.7%
Total Investment in Purchased Options			3,400,552	3,403,952	3.7

Total Investments — 99.2% (cost $91,565,131)				92,452,832	99.2
Other Assets in Excess of Liabilities — 0.8%				(126,325)	0.8
TOTAL NET ASSETS — 100.0%				$92,326,507	100.0

Percentages are stated as a percent of net assets.

SOFR Secured Overnight Financing Rate

(a)	Value was determined using significant unobservable inputs. See Note 9 for details.

(b)	Private investment company does not issue shares or units.

(c)	Investment valued using net asset value per share (or its equivalent) as a practical expedient. See Note 9 for respective investment strategies, unfunded commitments, and redemptive restrictions.

(d)	Variable rate security. Rate shown is the rate in effect as of period end.

(e)	The investment was made through a participation which is a form of indirect investment in loans made by third parties.

(f)

The security receives profit sharing. The Fund may acquire income-generating equity membership interests into business entities that generate income from investment in into interest bearing notes or loans or from investment into other business or consumer lending portfolios.

(g)	The rate shown represents the 7-day effective yield as of March 31, 2025.

(h)	Exchange traded. 100 shares per contract.

The accompanying notes are an integral part of the financial statements.

Denali Structured Return Strategy Fund

Schedule of Options Written

March 31, 2025

	Contracts	Notional	Premiums Received	Value	Percent of Net Assets
OPTIONS WRITTEN — (1.3)%
Written Options
S&P 500 Index
Expiration: 06/30/25; Exercise: $5,910.00 (a)	(158)	$(88,667,230)	$(1,181,763)	$(1,180,892)	(1.3)%
Total Options Written			(1,181,763)	(1,180,892)	(1.3)

Percentages are stated as a percent of net assets.

(a)	Exchange traded. 100 shares per contract.

The accompanying notes are an integral part of the financial statements.

Denali Structured Return Strategy Fund

Statement of Assets and Liabilities

March 31, 2025

Assets
Investments, at value	$92,452,832
Investments paid in advance	750,000
Receivable for investments sold	1,702,872
Receivable for fund shares sold	1,600,821
Receivable for distributions from private investment vehicles	396,100
Dividends and interest receivable	866,232
Deposits at broker for options contracts	4,507
Prepaid expenses and other assets	37,695
Total assets	97,811,059

Liabilities
Written option contracts, at value	1,180,892
Payable for investments purchased	3,400,552
Distributions Payable	453,218
Payable to adviser	164,303
Payable to trustees	552
Payable for fund administration and accounting fees	56,466
Payable for transfer agent fees and expenses	26,900
Payable for legal fees	28,497
Payable for audit fees	56,999
Accrued organizational expenses	3,983
Accrued offering costs	33,956
Payable for expenses and other liabilities	78,234
Total liabilities	5,484,552
Net Assets	$92,326,507

Net Assets Consists of:
Paid-in capital	$92,285,519
Total distributable earnings (accumulated losses)	40,988
Net Assets	$92,326,507

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	8,662,949
Net Asset Value, redemption price and offering price per share	$10.66

Cost:
Investments	$91,565,131
Premiums received, written options	$(1,181,763)

The accompanying notes are an integral part of the financial statements.

Denali Structured Return Strategy Fund

Statement of Operations

For the Year Ended March 31, 2025

Investment Income
Dividend income	$247,774
Distributions from private investment companies	1,248,383
Interest income	3,430,909
Profit share income	285,099
Total investment income	5,212,165

Expenses
Investment advisory fee	852,747
Fund administration and accounting fees	155,670
Legal fees	99,780
Offering costs	59,139
Reports to shareholders	68,435
Transfer agent fees and expenses	63,594
Professional fees	35,499
Trustees’ fees	35,229
Other	29,140
Federal and state registration fees	23,835
Custodian fees	7,850
Total expenses	1,430,918
Less: Expense reimbursement by Adviser	(401,669)
Net expenses	1,029,249
Net investment income	4,182,916

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	(1,547,064)
Written option contracts expired or closed	1,818,749
Net realized gain (loss)	271,685
Net change in unrealized appreciation/depreciation on:
Investments	888,587
Written option contracts expired or closed	873
Net change in unrealized appreciation/depreciation	889,460
Net realized and unrealized gain (loss) on investments	1,161,145
Net increase in net assets from operations	$5,344,061

The accompanying notes are an integral part of the financial statements.

Denali Structured Return Strategy Fund

Statements of Changes in Net Assets

	For the Year Ended March 31, 2025	For the Period Ended March 31, 2024(a)
From Operations
Net investment income	$4,182,916	$1,252
Net realized gain on investments and written options	271,685	100
Net change in unrealized appreciation/depreciation on investments and written options	889,460	(888)
Net increase (decrease) in net assets resulting from operations	5,344,061	464

From Distributions
Distributable earnings	(5,303,537)	—
Total distributions	(5,303,537)	—

Fund Capital Shares Transactions
Subscriptions	92,443,805	15,000
Redemptions	(3,033,369)	—
Reinvestments	2,760,083	—
Net increase in net assets resulting from capital share transactions	92,170,519	15,000

Total Increase in Net Assets	92,211,043	15,464

Net Assets
Beginning of period	115,464	100,000
End of period	$92,326,507	$115,464

Changes in Shares Outstanding
Subscriptions	8,668,992	1,493
Redemptions	(273,887)	—
Reinvestments	256,351	—
Total increase in shares outstanding	8,651,456	1,493

(a)	Commencement of operations of the Fund was March 12, 2024.

The accompanying notes are an integral part of the financial statements.

Denali Structured Return Strategy Fund

Statement of Cash Flows

For the Year Ended March 31, 2025
Cash Provided by (Used in) Operating Activities
Net increase in net assets from operations	$5,344,061
Adjustments to reconcile net increase in net assets resulting from operations to cash provided by (used in) operating activities:
Purchases of investment securities	(84,320,411)
Sales of investment securities	4,671,632
Purchased option transactions	(11,106,159)
Proceeds from purchased options	6,115,665
Premiums received from written options	3,174,302
Premiums paid on closing written options	(174,678)
Purchases and sales of short-term investments, net	(8,371,690)
Net realized (gain)/loss on investments and written options	(271,685)
Net change in unrealized (appreciation)/depreciation on investments and written options	(889,460)
(Increase) Decrease in Assets:
Investments paid in advance	(750,000)
Receivable for investments sold	(1,701,984)
Receivable for distributions from private investment vehicles	(396,100)
Dividends and interest receivable	(864,867)
Expense reimbursement receivable	96,574
Prepaid expenses and other assets	(33,556)
Deferred offering costs	59,139
Increase (Decrease) in Liabilities:
Payable for investments purchased	3,397,320
Payable to Adviser	93,593
Payable to trustees	(2,587)
Payable for fund administration and accounting expense	48,562
Payable for transfer agent fees and expenses	24,270
Payable for legal fees	9,051
Payable for audit fees	44,499
Payable for expenses and other liabilities	77,163
Net cash provided by (used in) operating activities	(85,727,346)

The accompanying notes are an integral part of the financial statements.

Denali Structured Return Strategy Fund

Statement of Cash Flows

(Continued)

For the Year Ended March 31, 2025
Cash Provided by (Used in) Financing Activities
Proceeds from shares sold, net of receivable for fund shares sold	$90,842,984
Payment on shares redeemed	(3,033,369)
Cash distributions paid to shareholders, net of reinvestments	(2,090,236)
Net cash provided by (used in) financing activities	85,719,379
Net increase (decrease) in cash and restricted cash	$(7,967)

Cash and Restricted Cash
Beginning Balance	12,474
Ending Balance	$4,507

Reconciliation of Restricted and Unrestricted Cash at the Beginning of the Period to the Statement of Assets & Liabilities:
Cash	—
Deposits at broker for options contracts	12,474
Total restricted and unrestricted cash at beginning of period	$12,474
Reconciliation of Restricted and Unrestricted Cash at the End of the Period to the Statement of Assets & Liabilities:
Cash	—
Deposits at broker for options contracts	4,507
Total restricted and unrestricted cash at end of period	$4,507
Supplemental Information of Cash Flow and Non-Cash Information
Non-Cash financing activities - increase in receivable for fund shares sold	1,600,821
Non-cash financing activities - increase in distributions payable	453,218
Non-Cash financing activities - reinvestment of distributions reinvested	2,760,083

The accompanying notes are an integral part of the financial statements.

Denali Structured Return Strategy Fund

Financial Highlights

	For the Year Ended March 31, 2025	For the Period Ended March 31, 2024(a)
Per Share Data:
Net Asset Value, Beginning of Period	$10.05	$10.00

Investments Operations:
Net investment income(b)	0.88	0.13
Net realized and unrealized gain (loss) on investments	0.54	(0.08)
Total from investment operations	1.42	0.05

Less distributions paid:
Net investment income	(0.42)	—
Long-term capital gains	(0.39)	—
Total distributions paid	(0.81)	—

Net Asset Value, End of Period	$10.66	$10.05

Total return(c)	14.17%	0.50%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$92,327	$115
Ratio of expenses to average net assets(e)
Before expense reimbursement/recoupment(d)	2.77%	993.31%
After expense reimbursement/recoupment(d)	1.99%	1.99%
Ratio of net investment income to average net assets(d)(e)(f)	8.09%	23.32%
Portfolio turnover rate(c)	9%	0%

(a)	Commencement of operations of the Fund was March 12, 2024.

(b)	Net investment income per share was calculated using average shares outstanding during the period.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)

The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests, including management and performance fees.

(f)	As of March 31, 2025, the Fund’s underlying investment companies included a range of management fees from 0.0% to 2.25% (unaudited) and performance fees from 10% to 20% (unaudited).

The accompanying notes are an integral part of the financial statements.

Denali Structured Return Strategy Fund

Notes to Financial Statements

March 31, 2025

1.	Organization

Denali Structured Return Strategy Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on October 23, 2023, and commenced operations on March 12, 2024. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a continuously-offered, closed-end management investment company that operates as an interval fund. The Fund’s investment objective is primarily income and secondarily capital appreciation. The Fund is non-diversified and pursues its investment objective through direct and indirect investment of a substantial majority of its assets in income-generating investments of domestic issuers; and through a modest (approximately one and a half to three percent of total assets) investment in call option spreads on the S&P 500® Index. These investments may be publicly-traded or privately-offered, and typically make interest, dividend, or other periodic payments, distributions, and/or accruals; in addition to offering potential capital appreciation to investors. The Fund defines income-generating investments to include notes, bonds, debentures, loans, loan participations, dividend-paying preferred and common shares and funds that invest in the preceding.

The Fund is managed by Liquid Strategies, LLC (the “Adviser”). The Adviser is an investment adviser registered with the Securities and Exchange Commission (“SEC”).

The Fund’s Board of Trustees (the “Board” or “Trustees”) is responsible for the overall management of the Fund, including supervision of the duties performed by the Adviser.

2.	Significant Accounting Policies

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and applies the specialized accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services- Investment Companies. The functional and reporting currency of the Fund is the U.S. dollar. Following are the significant accounting policies adopted by the Fund:

A. Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of income, and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Fund Expenses

The Fund bears its own operating expenses subject to an expense limitation and reimbursement agreement discussed in Note 4. These operating expenses include, but are not limited to: all investment-related expenses, advisory fees, registration expenses, legal fees, audit and tax preparation fees and expenses, administrative and accounting expenses and fees, transfer agent fees, custody fees, costs of insurance, fees and travel-related expenses of the Board, and all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders.

C. Investment Transactions and Investment Income

Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on a specific identification basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date. Distributions received from investments in securities and private funds that represent a return of capital or capital gains are recorded as a reduction of cost or as a realized gain, respectively. Distributions from private funds occur at irregular intervals and the exact timing and character has not been communicated from the private funds. It is estimated that distributions will occur over the life of the private funds.

D. Distributions to Shareholders

The Fund’s distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Fund for investment. Any capital returned to shareholders through distributions will be distributed after payment of fees and expenses.

Denali Structured Return Strategy Fund

Notes to Financial Statements

March 31, 2025 (Continued)

E. Investment Valuation

In computing the net asset value (“NAV”), portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations. If market quotations are not readily available (collectively, “Fair Valued Securities”), securities are valued at fair value as determined by the Adviser, in its capacity as the Valuation Designee (the “Valuation Designee”). The Board has delegated the day-to-day responsibility for determining these fair values in accordance with the policies it has approved for each period end. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. There is no single standard for determining fair value of a security. Rather, the fair value determinations involve significant professional judgment in the application of both observable and unobservable attributes, and as a result, the calculated NAVs of the Fair Valued Securities’ assets may differ from their actual realizable value or future fair value. In determining the fair value of a security for which there are no readily available market quotations, the Adviser may consider several factors, including fundamental analytical data relating to the investment in the security, the nature and duration of any restriction on the disposition of the security, the cost of the security at the date of purchase, the liquidity of the market for the security as well as overall market information and the prices of a group of similar assets. The Adviser may also consider periodic financial statements (audited and unaudited) or other information provided by the issuer to investors or prospective investors.

As a general matter, the Fund’s investments in private debt will be fair valued at the cost of the security as of the date of purchase and generally held at cost subject to the following events: (i) a material change in interest rates/yields for similar securities; (ii) a major underlying collateral impairment since origination; (iii) interest and/or principal payment default; (iv) a fundamental change that has not been reflected in cost that puts recoverability in serious doubt; and (v) an expected partial/ full sale of security to a third party at a different price than estimated fair value.

The Fund’s investments in pooled investment vehicles will be fair valued at the cost of the security as of the date of purchase and subsequently valued at the pooled investment vehicle’s net asset value, as determined by such pooled investment vehicle’s manager.

For purposes of determining the NAV of the Fund, readily marketable portfolio securities listed on the New York Stock Exchange (“NYSE”) are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as the Adviser determines in good faith to reflect its fair market value. Readily marketable securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the consolidated tape at the close of the exchange representing the principal market for such securities. Securities trading on the NASDAQ Global Market®, NASDAQ Global Select Market® and the NASDAQ Capital Market® exchanges (collectively, “NASDAQ”) are valued at the NASDAQ official closing price.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter, are valued at the mean of the current bid and asked prices as reported by the NASDAQ or, in the case of securities not reported by the NASDAQ or a comparable source, as the Adviser deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board believes reflect most closely the value of such securities.

Non-dollar-denominated securities, if any, are valued as of the close of the NYSE at the closing price of such securities in their principal trading market, but may be valued at fair value if subsequent events occurring before the computation of NAV materially have affected the value of the securities. Trading may take place in foreign issues held by the Fund, if any, at times when the Fund is not open for business. As a result, the Fund’s NAV may change at times when it is not possible to purchase or sell shares of the Fund. The Fund may use a third-party pricing service to assist it in determining the market value of securities in the Fund’s portfolio.

Exchange-traded options are valued at last sale price.

Denali Structured Return Strategy Fund

Notes to Financial Statements

March 31, 2025 (Continued)

The Adviser provides the Board with periodic reports that discuss the functioning of the fair valuation process, if applicable to that period, and that identify issues and valuations problems that have arisen, if any.

F. Cash and Cash Equivalents

Cash and cash equivalents include liquid investments of sufficient credit quality with original maturities of three months or less from the date of purchase.

G. Income Taxes

The Fund intends to elect and continue to qualify to be taxed as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Fund generally will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. The Fund generally intends to operate in a manner such that it will not be liable for federal income or excise taxes.

Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions when the positions are more likely than not to be sustained. Management is not aware of any exposure to uncertain tax positions that could require accrual.

As of March 31, 2025, the Fund’s most recent fiscal year end, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended March 31, 2025, the Fund’s most recent fiscal period end, the Fund did not incur any interest or penalties.

The Fund utilizes a tax year-end of March 31 and the Fund’s income and federal excise tax returns and all financial records supporting returns will be subject to examination by the federal and Delaware revenue authorities.

H. Indemnifications

Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Investment Transactions

For the year ended March 31, 2025, the Fund purchased (at cost) and sold interests (proceeds) in investment securities in the amount of $84,320,411 and $4,599,675 (excluding short-term securities), respectively.

4.	Management Fees, Administration Fees and Custodian Fees

The Fund has entered into an investment advisory agreement with the Adviser. Under the investment advisory agreement, the Fund pays the Adviser a monthly fee, which is calculated and accrued monthly (the “Advisory Fee”), at the annual rate of 1.65% of the Fund’s average daily net assets. For the year ended March 31, 2025, the Fund incurred $852,747 in advisory fees under the agreement.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement under which the Adviser has agreed contractually to waive its management fees and to pay or absorb the ordinary operating expenses of the Fund (including organizational and offering expenses, but excluding interest, dividends, amortization/accretion and interest on securities sold short, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that the management fees plus the Fund’s ordinary annual operating expenses exceed 1.99% per annum of the Fund’s average daily net assets. In consideration of the Advisor’s agreement to limit the Fund’s expenses, any waiver and reimbursement

Denali Structured Return Strategy Fund

Notes to Financial Statements

March 31, 2025 (Continued)

by the Adviser is subject to repayment by the Fund within the three years from the date the Adviser waived or made any reimbursement payment, if the Fund is able to make the repayment (after the repayment amount is taken into consideration) without exceeding the lesser of the expense limitation in place at the time of the waiver or the current expense limitation and the repayment is approved by the Board of Trustees. The expense limitation and reimbursement agreement may not be terminated by the Adviser, but it may be terminated by the Board upon written notice to the Adviser.

As of March 31, 2025, $33,956 of the $35,648 waived organization costs are subject to possible recoupment by the Adviser through January 25, 2027. Expenses waived or reimbursed for the year ending March 31, 2024 in the amount of $53,226 are subject to possible recoupment by the Adviser through March 31, 2027. Expenses waived or reimbursed for the period ending March 31, 2025 in the amount of $401,669 are subject to possible recoupment by the Adviser through March 31, 2028.

The Fund has engaged U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services, to serve as the Fund’s administrator, fund accountant, and transfer agent.

The Fund has engaged U.S. Bank, N.A. to serve as the Fund’s custodian.

The Fund has engaged Foreside Fund Services, LLC to serve as the Fund’s distributor.

5.	Trustees and Officers

The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The Trustees who are not affiliated with the Fund or the Adviser are each paid an annual fee of $10,000 plus $2,000 per in-person meeting and $500 per electronic meeting. All Trustees are reimbursed by the Fund for any reasonable expenses incurred attending such meetings. One of the Trustees is an employee of the Adviser and receives no compensation from the Fund for serving as a Trustee.

The officers of the Fund are affiliated with the Adviser. All such affiliated officers receive no compensation from the Fund for serving in their respective roles.

6.	Repurchase Offers

The Fund operates as an “interval fund” pursuant to Rule 23c-3 under the 1940 Act. The Board has adopted a fundamental policy that the Fund will make quarterly repurchase offers pursuant to Rule 23c-3 under the 1940 Act, as such rule may be amended from time to time, for between 5% and 25% of the shares of beneficial interest (“Shares”) outstanding at net asset value (“NAV”), unless suspended or postponed in accordance with regulatory requirements. Each repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline (as defined in the Fund’s Prospectus), or the next business day if the 14th day is not a business day. The Fund will not be required to repurchase Shares at a shareholder’s option nor will Shares be exchangeable for units, interests or shares of any investment of the Fund. In connection with each repurchase offer, it is possible that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. It is also possible that a repurchase offer ay be oversubscribed, with the result that shareholders may only be able to have a portion of their Shares repurchased. The Fund does not intend to list its Shares in the foreseeable future. The Shares are, therefore, not readily marketable. Even though the Fund will make quarterly repurchase offers to repurchase a portion of the Shares to provide liquidity to shareholders, investors should consider the Shares to be illiquid. The Fund’s fundamental policy requires the Fund to make repurchase offers every three months. Quarterly repurchases occur in the months of March, June, September, and December.

Denali Structured Return Strategy Fund

Notes to Financial Statements

March 31, 2025 (Continued)

Repurchase Offer Date	Repurchase Request Deadline	NAV on Repurchase Pricing Date	Percentage of Outstanding Shares the Fund Offered to Repurchase	Number of Shares the Fund Offered to Repurchase	Percentage of Shares Repurchased to Outstanding Shares	Number of Shares Repurchased
5/31/24	6/21/24	10.52	5.0%	158,331	0.5%	15,963
8/30/24	9/20/24	11.05	5.0%	220,097	1.7%	73,787
11/29/24	12/20/24	11.52	5.0%	301,389	1.5%	91,702
2/28/25	3/20/25	10.75	5.0%	422,839	1.1%	92,436

7.	Risk Factors

The Fund is a closed-end investment company that operates as an interval fund. It is designed for long-term investors and not as a trading vehicle. Unlike many closed-end investment companies, the Fund’s shares are not listed on any securities exchange and are not publicly traded. There is currently no secondary market for the shares and the Fund expects that no secondary market will develop. Liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the shares outstanding at NAV. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer.

The Fund may be materially affected by market, economic and political conditions globally and in the jurisdictions and sectors in which it invests or operates, including factors affecting interest rates, the availability of credit, currency exchange rates and trade barriers. These factors are outside the Adviser’s control and could adversely affect the liquidity and value of the Fund’s investments, and may reduce the ability of the Fund to make attractive new investments.

In particular, economic and financial market conditions began to significantly deteriorate around 2007 and early 2020 as compared to prior periods. Global financial markets experienced considerable declines in the valuations of debt and equity securities, an acute contraction in the availability of credit and the failure of a number of leading financial institutions. As a result, certain government bodies and central banks worldwide, including the U.S. Treasury Department and the U.S. Federal Reserve, undertook unprecedented intervention programs, the effects of which remain uncertain. The U.S. economy has experienced and continues to experience relatively high levels of constrained lending. Although certain financial markets have shown some recent signs of the improvement, to the extent economic conditions experienced recently, they may adversely impact the investments of the Fund. Low interest rates related to monetary stimulus and economic stagnation may also negatively impact expected returns on investments in such an environment. Trends and historical events do not imply, forecast or predict future events and past performance is not necessarily indicative of future results. There can be no assurance that the assumptions made or the beliefs and expectations currently held by the Adviser will prove correct, and actual events and circumstances may vary significantly.

The Fund may be subject to risk arising from a default by one of several large institutions that are dependent on one another to meet their liquidity or operational needs, so that a default by one institution may cause a series of defaults by the other institutions. This is sometimes referred to as “systemic risk” and may adversely affect financial intermediaries, such as clearing agencies, clearing houses, banks, securities firms and exchanges, with which the Fund interacts on a daily basis.

In addition, the Fund is subject to the risk that geopolitical and other events will disrupt the economy on a national or global level. For instance, war, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, climate change and climate-related events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters can all negatively impact the securities markets, which could cause the Fund to lose value. The lingering effects of COVID-19 and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, have had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of

Denali Structured Return Strategy Fund

Notes to Financial Statements

March 31, 2025 (Continued)

global economic slowdown, which may negatively impact the performance of the Fund’s investments or decrease the liquidity of those investments. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns.

8.	Options, Futures, Forward Contracts and Swap Agreements

The Fund may purchase and write put and call options on indices and enter into related closing transactions. All options written on indices or securities must be covered, the Fund will segregate cash and/or other liquid assets in an amount equal to the Fund’s obligations. Put and call options on indices give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

The Fund uses call option spreads to capture a portion of positive equity market returns without exposing the Fund to significant equity market losses. The Fund purchasing put and call options pay a premium; therefore, if price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s securities or by a decrease in the cost of acquisition of securities by the Fund. When the Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When an index call option of which the Fund is the writer is exercised, the Fund will be required to deliver a cash amount commensurate to if they were to sell the underlying securities to the option holder at the strike price and will not participate in any increase in the price of such securities above the strike price. When an index put option of which the Fund is the writer is exercised, the Fund will be required to deliver a cash amount commensurate to if they were to purchase the underlying securities at a price in excess of the market value of such securities. The Fund maintains minimal counterparty risk through contracts bought or sold on an exchange. As of March 31, 2025, the Fund’s derivative instruments are not subject to a master netting arrangement.

The average monthly value outstanding of purchased and written options during the year ended March 31, 2025 was $1,931,320 and $488,775 respectively.

The following is a summary of the effect of derivative instruments on the Fund’s Statements of Assets and Liabilities as of March 31, 2025:

Equity Risk Contracts	Asset Derivatives, Investments, at value	Liability Derivatives, Written options contracts, at value
Purchased Options	$3,403,952	$—
Written Options	—	1,180,892

The following is a summary of the effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2025:

	Net Realized Gain (Loss)		Net Change in Unrealized Appreciation (Depreciation)
	Purchased Options	Written Options	Purchased Options	Written Options
Equity Risk Contracts	$(1,593,174)	$1,818,749	$3,402	$873

Denali Structured Return Strategy Fund

Notes to Financial Statements

March 31, 2025 (Continued)

9.	Fair Value of Financial Instruments

The Fund has adopted the authoritative fair valuation accounting standards of ASC 820, Fair Value Measurements and Disclosures, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below.

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Valuations based primarily on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Valuation Designee’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment. The following section describes the valuation techniques used by the Valuation Designee to measure different financial instruments at fair value and includes the level within the fair value hierarchy in which the financial instrument is categorized.

Investments whose values are based on quoted market prices in active markets are classified within Level 1. These investments generally include equity securities traded on a national securities exchange, registered investment companies, certain U.S. government securities and certain money market securities. The Valuation Designee does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably be expected to impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs, are classified within Level 2. These investments generally include certain U.S. government and sovereign obligations, most government agency securities, and investment grade corporate bonds.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. These investments generally include private equity investments and less liquid corporate debt securities. When observable prices are not available for these investments, the Valuation Designee uses one or more valuation techniques (e.g., the market approach or income approach) for which sufficient data is available. The selection of appropriate valuation techniques may be affected by the availability of relevant inputs as well as the relative reliability of inputs. In some cases, one valuation technique may provide the best indication of fair value while in other circumstances, multiple valuation techniques may be appropriate. The results of the application of the various techniques may not be equally representative of fair value, due to factors such as assumptions made in the valuation. In some situations, the Valuation Designee may determine it appropriate to evaluate and weigh the results, as appropriate, to develop a range of possible values, with the fair value based on the Valuation Designee’s assessment of the most representative point within the range.

The Fund has invested in credit facilities that are either secured by the borrower’s assets or are unsecured in nature. The credit facilities have been made directly or through participation with private investment or operating companies. The investments in credit facilities will generally be held at cost subject to certain revisions, such as (i) a material change in interest rates for similar notes or (ii) if the Investment Manager becomes aware of a fundamental change that has not been reflected in the cost. The Fund has determined to value its investments in credit facilities generally at cost although some are above or below cost as of March 31, 2025. Investments in credit facilities are categorized in Level 3 of the fair value hierarchy.

Denali Structured Return Strategy Fund

Notes to Financial Statements

March 31, 2025 (Continued)

The Fund values private investment companies using the NAVs provided by the underlying private investment companies as a practical expedient. The Fund applies the practical expedient to private investment companies on an investment-by-investment basis, and consistently with the Fund’s entire position in a particular investment, unless it is probable that the Fund will sell a portion of an investment at an amount different from the NAV of the investment. Each of these investments has certain restrictions with respect to rights of withdrawal by the Fund as specified in the respective agreements. Generally, the Fund is required to provide notice of its intent to withdraw after the investment has been maintained for a certain period of time.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2025. Assets valued using NAV as a practical expedient, an indicator of fair value, are listed in a separate column to permit reconciliation to totals in the Statement of Assets and Liabilities.

Fair Value Measurements at Reporting Date Using:
	Quoted Prices In Active markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Practical Expedient	Total
Assets:
Private Investment Vehicles	$—	$—	$—	$22,974,999	$22,974,999
Credit Facilities	—	—	44,249,500	—	44,249,500
Profit Share Interest	—	—	6,765,000	—	6,765,000
Loan Participation	—	—	1,950,000	—	1,950,000
Public Securities	4,737,126	—	—	—	4,737,126
Money Market Instruments	8,372,255	—	—	—	8,372,255
Purchased Options	3,403,952	—	—	—	3,403,952
Total Assets:	$16,513,333	$—	$52,964,500	$22,974,999	$92,452,832

Liabilities:
Written Options	$(1,180,892)	$—	$—	$—	$(1,180,892)
Total Liabilities:	$(1,180,892)	$—	$—	$—	$(1,180,892)

Refer to the Schedule of Investments for classifications.

The following table presents the changes in assets and transfers in and out which are classified in Level 3 of the fair value hierarchy for the fiscal year ended March 31, 2025:

	Credit Facilities	Profit Share Interest	Loan Participation
March 31, 2024	$24,629	$—	$—
Realized gains (losses)	—	—	—
Change in unrealized appreciation (depreciation)	(129)	—	—
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Purchases	46,125,000	7,540,000	1,950,000
Sales	(1,900,000)	(775,000)	—
March 31, 2025	$44,249,500	$6,765,000	$1,950,000
Net change in unrealized appreciation (depreciation) attributable to Level 3 investments held at March 31, 2025	$(129)	$—	$—

Denali Structured Return Strategy Fund

Notes to Financial Statements

March 31, 2025 (Continued)

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of March 31, 2025:

Investments	Fair Value	Valuation Technique	Unobservable Inputs	Input Value	Impact on Valuation from an increase in Input
Credit Facilities	$44,249,500	Market Approach	Transaction Price	100	Increase
Profit Share Interest	6,765,000	Market Approach	Transaction Price	100	Increase
Loan Participation	1,950,000	Market Approach	Transaction Price	100	Increase

Credit facilities may be structured to be fully funded at the time of investment or include unfunded loan commitments, which are contractual obligations for future funding. As of March 31, 2025, the Fund had unfunded loan commitments to credit facilities of $375,000.

The following table represents investment categories, unfunded commitments and redemptive restrictions of investments that are measured at NAV per share (or its equivalent) as a practical expedient as of March 31, 2025:

Investment Name	Investment Strategy	Fair Value	Total Unfunded Commitments	Redemption Frequency	Redemption Notice Period	Lockup Period	Gate
Aero Capital Solutions Fund IV LP	Aircraft Leasing	$1,382,503	$679,892	N/A	N/A	7 Years	N/A
Delgatto Diamond Finance Fund LP	Specialty Finance	948,451	—	Monthly	90 days	1 Year	5%
EAJF Leveraged Feeder LP	Specialty Finance	4,603,263	—	Quarterly	60 days	3 Years	25%
HFSA LLC	Consumer Lending	8,574,500	—	Monthly, except for September, October, November and December	90 days	N/A	5%
Monroe Capital Income Plus Corporation	Private Credit	499,516	—	Quarterly	180 days	1 Year	5%
Oak Institutional Credit Solutions	Real Estate Debt	1,888,276	—	Quarterly	90 days	1 Year	N/A
Revere Specialty Finance Fund LP	Specialty Finance	3,232,177	—	Quarterly	60 days	2 Years	N/A
Revere Tactical Opportunities Fund IV	Real Estate Debt	1,510,685	—	Quarterly	60 days	2 Years	N/A
Virage Opportunities Fund	Litigation Finance	335,628	179,192	N/A	N/A	7 Years	N/A
	Total	$22,974,999	$859,084

Denali Structured Return Strategy Fund

Notes to Financial Statements

March 31, 2025 (Continued)

10.	Federal Income Tax

The tax characterization of distributions paid for the periods ended March 31, 2025 and 2024, were as follows:

Distributions Paid from:	For the Year Ended March 31, 2025	For the Period Ended March 31, 2024(a)
Ordinary Income(b)	$3,895,728	$—
Long-Term Capital Gains	1,407,809	—
Return of Capital	—	—

(a)	Fund commenced operations on March 12, 2024

(b)	Ordinary income may include short-term capital gains

At March 31, 2025, the components of distributable earnings (accumulated losses) and the cost of investments on a tax basis, including the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting year, were as follows:

Tax Cost of Investments	$91,848,325
Unrealized Appreciation	662,743
Unrealized Depreciation	(27,218)
Net Unrealized Appreciation/(Depreciation)	635,525
Undistributed Ordinary Income	1,479,857
Undistributed Capital Gains	—
Other Accumulated Gain/(Loss)	(2,074,394)
Total Distributable Earnings/(Accumulated Losses)	40,988

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to partnerships and closed-end ROC adjustments.

As of March 31, 2025, the Fund did not have an available capital loss carryforward.

Under current tax law, net capital losses realized after October 31 and net ordinary losses incurred after December 31 may be deferred and treated as occurring on the first business day of the Fund’s following taxable year. For the tax year ended March 31, 2025, the Fund deferred $2,070,993 of post October losses. The Fund did not defer any late year losses.

U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial reporting and tax reporting. These reclassifications have no effect on net assets or NAV per share. There were no such reclassifications for the year ended March 31, 2025.

11.	Organization and Offering Costs

Organization and offering expenses shall mean all third party charges and out-of-pocket costs and expenses incurred by the Fund and the Adviser in connection with the formation of the Fund, the offering of the Fund’s shares, and the admission of investors in the Fund, including, without limitation, travel, legal, accounting, filing, advertising and all other expenses incurred in connection with the offer and sale of interests in the Fund.

Denali Structured Return Strategy Fund

Notes to Financial Statements

March 31, 2025 (Continued)

The Fund incurred organizational expenses of $35,648, which were accrued through January 25, 2024 and additional organizational expenses for the period ended March 31, 2024 of $3,983. The Fund incurred offering costs of $62,558 which were amortized to expense over twelve months on a straight-line basis from March 12, 2024. The Fund amortized $59,139 of offering costs for the year ended March 31, 2025, as shown on the Statement of Operations. The Fund’s organizational and offering expenses are subject to reimbursement pursuant to the Expense Limitation Agreement between the Fund and the Adviser as described in Note 4.

12.	Recent Accounting Pronouncements and Regulatory Updates

In November 2023, the FASB issued ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”). ASU 2023-07 is intended to improve reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses, allowing financial statement users to better understand the components of a segment’s profit or loss and assess potential future cash flows for each reportable segment and the entity as a whole. The amendments expand a public entity’s segment disclosures by requiring disclosure of significant segment expenses that are regularly provided to the chief operating decision maker, clarifying when an entity may report one or more additional measures to assess segment performance, requiring enhanced interim disclosures and providing new disclosure requirements for entities with a single reportable segment, among other new disclosure requirements.

Management has evaluated the impact of adopting ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures with respect to the financial statements and disclosures and determined there is no material impact for the Fund. The Fund operates as a single segment entity. The Fund’s income, expenses, assets, and performance are regularly monitored and assessed by the Adviser, who serves as the chief operating decision maker, using the information presented in the financial statements and financial highlights.

13.	Subsequent Events

On May 30, 2025, the Fund announced a quarterly offer to repurchase outstanding shares of beneficial interest up to 5% of its issued and outstanding shares at a price equal to the net asset value as of the close of business on the repurchase pricing date. The repurchase offer date is May 30, 2025 and the repurchase request deadline is June 20, 2025.

In preparing these financial statements, management of the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Management has determined that other than as disclosed above there are no subsequent events that would need to be recorded or disclosed in the Fund’s financial statements.

Denali Structured Return Strategy Fund

Report of Independent Registered Public Accounting Firm

March 31, 2025

To the Shareholders and Board of Trustees of

Denali Structured Return Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and options written, of Denali Structured Return Strategy Fund (the “Fund”) as of March 31, 2025, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets and the financial highlights for the year ended March 31, 2025 and the period from March 12, 2024 (commencement of operations) through March 31, 2024, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2025, the results of its operations and its cash flows for the year then ended, and the changes in net assets and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2025, by correspondence with the custodians, private investment counterparties, and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditors of one or more funds advised by Liquid Strategies, LLC since 2019.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

June 9, 2025

Denali Structured Return Strategy Fund

Shareholder Expense Example

(Unaudited)

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing costs, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held throughout the entire period (October 1, 2024 through March 31, 2025).

ACTUAL EXPENSES

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/24	Ending Account Value 3/31/25	Annualized Expense Ratios	Expenses Paid During the Period(1)
Denali Structured Return Strategy Fund
Actual	$1,000.00	$1,022.50	1.99%	$10.03
Hypothetical (5% return before expenses)	$1,000.00	$1,015.01	1.99%	$10.00

(1)	Expenses are calculated using the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 182/365 (to reflect the six-month period).

Denali Structured Return Strategy Fund

Additional Information

March 31, 2025 (Unaudited)

N-PORT

The Fund will file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-PORT. The Fund’s Form N-PORT will be available without charge by visiting the SEC’s Web site at www.sec.gov.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities for the most recent 12-month period ended June 30th are available to shareholders without charge, upon request by calling the Advisor toll free at (800) 251-8112 or on the SEC’s web site at www.sec.gov.

Board of Trustees

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available upon request without charge by calling the Advisor toll free at (800) 251-8112 or by visiting the SEC’s web site at www.sec.gov.

Forward-Looking Statements

This report contains “forward-looking statements,’’ which are based on current management expectations. Actual future results, however, may prove to be different from expectations. You can identify forward-looking statements by words such as “may’’, “will’’, “believe’’, “attempt’’, “seem’’, “think’’, “ought’’, “try’’ and other similar terms. The Fund cannot promise future returns. Management’s opinions are a reflection of its best judgment at the time this report is compiled, and it disclaims any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Denali Structured Return Strategy Fund

Board of Trustees and Officers

March 31, 2025 (Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Funds’ Trustees and Officers, and is available, without charge upon request by calling 1-770-350-5700, or by visiting the Fund’s website at lsfunds.com/dnlix.

Name, Address and Year of Birth	Position	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Louis J Douglass, IV, 3550 Lenox Road NE, Suite 2550, Atlanta, GA 30326 Year of birth: 1975	Trustee	Indefinite term; since December 2023	Investment Manager, Argent Financial Group (January 2019 to Present); Member, Wynden Capital Management LLC (2014-2019).	2	None
Todd E. Dawes, 3550 Lenox Road NE, Suite 2550, Atlanta, GA 30326 Year of birth: 1963	Trustee	Indefinite term; since December 2023	CIO, Certis Capital (August 2014 to Present); CIO and Founder, Merus Advisors (2014 to Present); President, Amet Partners (May 2022 to Present).	2	None
Jeffrey G. Evans, 3550 Lenox Road NE, Suite 2550, Atlanta, GA 30326 Year of birth: 1963	Trustee	Indefinite term; since December 2023	CFO, Internet2 (a nonprofit internet support services provider) (March 2021 to Present); CFO, Columbus Regional Airport Authority (September 2020 to February 2021); CFO, Detroit Zoological Society (April 2017 to June 2020).	2	None
Interested Trustee and Officers
Adam C. Stewart 3550 Lenox Road NE, Suite 2550, Atlanta, GA 30326 Year of birth: 1972	Interested Trustee; Chairman, President, Chief Executive Officer, and Principal Executive Officer	Indefinite term; since July 2023 Indefinite terms; since December 2023	Portfolio Manager and Member, Liquid Strategies, LLC (2013 to present).	2	None

Denali Structured Return Strategy Fund

Board of Trustees and Officers

March 31, 2025 (Unaudited) (Continued)

Name, Address and Year of Birth	Position	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Kathryn Bruckert 3550 Lenox Road NE, Suite 2550, Atlanta, GA 30326 Year of birth: 1983	Secretary; Treasurer, Chief Financial Officer, Principal Financial Officer, Chief Accounting Officer, and Principal Accounting Officer	Indefinite term; since August 2023 Indefinite terms; since December 2023

Controller, Bison Holdings, LLC (a financial services holding company), July 2022 to present; Assistant Controller, Roark Capital (private equity sponsor), August 2021 to July 2022; Corporate Accounting Manager, Apex Fintech Solutions (investment management technology provider), February 2021 to July 2021; Assistant Vice President, Harris Associates (investment adviser), August 2017 to January 2021.

				n/a	n/a
Parimal Patel 3550 Lenox Road NE, Suite 2550, Atlanta, GA 30326 Year of birth: 1978	Chief Compliance Officer	Indefinite term; since March 2024

Chief Compliance Officer, Liquid Strategies, LLC, March 2024 to Present; Vice President/Compliance, Voya Investment Management, September 2023 to March 2024; Various Senior Compliance Roles, Invesco US, May 2010 to September 2023.

				n/a	n/a

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Denali Structured Return Strategy Fund

Fund Service Providers

Investment Advisor

Liquid Strategies, LLC
3550 Lenox Road NE, Suite 2550,
Atlanta, GA 30326

Custodian

U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302,
Milwaukee, WI 53212

Transfer Agent

U.S. Bank Global Fund Services
615 East Michigan Street, 3rd Floor,
Milwaukee, WI 53212

Administrator and Accounting Agent

U.S. Bank Global Fund Services
615 East Michigan Street, 3rd Floor,
Milwaukee, WI 53212

Legal Counsel

Thompson Hine LLP
41 South High Street, Suite 1700,
Columbus, OH 43215

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
1835 Market Street, Suite 310
Philadelphia, PA 19103

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Jeffrey Evans is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2025	FYE 3/31/2024
( a ) Audit Fees	$43,000	$9,000
( b ) Audit-Related Fees	$0	$0
( c ) Tax Fees	$12,000	$3,500
( d ) All Other Fees	$0	$0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

1

	FYE 3/31/2025	FYE 3/31/2024
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) N/A

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 3/31/2025	FYE 3/31/2024
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable

(j) Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined by Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable

Item 7. Financial Statements and Financial Highlights for Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 8. Changes in and Disagreements with Accountants for Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 9. Proxy Disclosure for Open-End Investment Companies.

Not applicable to closed-end investment companies.

2

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

14. Proxy Voting Policy

14.A Proxy Voting Policies and Procedures

Pursuant to rules established by the SEC under the 1940 Act, the Board has adopted formal, written guidelines for proxy voting by the Fund. The Board oversees voting policies and decisions for the Fund.

The Fund exercises its proxy voting rights with regard to the companies in the Fund's portfolio, with the goals of maximizing the value of the Fund's investments, promoting accountability of a company's management and board of directors to its shareholders, aligning the interests of management with those of shareholders, and increasing transparency of a company's business and operations. Based on the nature of the Fund's investments proxy voting procedures may not be applicable. If required the following procedures would be utilized.

In general, the Board believes that the Adviser, which selects the individual companies that are part of the Fund's portfolio, is the most knowledgeable and best suited to make decisions about proxy votes. Therefore, the Fund defers to and relies on the Adviser to make decisions on casting proxy votes.

The Fund may invest in other investment companies in excess of the limitations in section 12(d)(1) of the 1940 Act. It is recommended to the Fund that it avail itself of the safe harbor of section 12(d)(1)(F) of the 1940 Act to invest in underlying investment companies with less restrictions. In order to benefit from the safe harbor of section 12(d)(1)(F), the Fund must mirror vote proposals on proxies issued by underlying investment companies. Mirror voting means that the Fund vote its shares in the same proportion that all shares of the underlying investment companies are voted, or in accordance with instructions received from fund shareholders, pursuant to Section 12(d)(1)(F) of the 1940 Act.

The Adviser provides quarterly certifications with respect to its adherence to its proxy voting and exemptive order policies and procedures.

Responsible Party: Adviser

[See Adviser's manual for Proxy Voting Policy]

3

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)

Mark Garfinkel, CFA®, Shawn Gibson, and Connor Allen serve as the Portfolio Managers for the Fund and responsible for the day-to-day management of the Fund.

Mark Garfinkel, CFA®. Mr. Garfinkel has served a Portfolio Manager of the Adviser since September, 2023. He is a graduate from Vanderbilt University and the Owen Graduate School of Management, where he earned his BA and MBA. He has 25 years of experience in the investment and wealth management industry, receiving his Chartered Financial Analyst designation in 1993 and working in 36 various roles ranging from Personal Trust Portfolio Manager to Chief Investment Officer and Lead Portfolio Manager for a highly successful Small Cap Growth investment fund.

From 1990 – 2006, Mr. Garfinkel worked with SunTrust Banks and Trusco Capital Management for 16 years managing personal trust and institutional equity and balanced portfolios, before developing and launching a Small Cap Growth investment discipline for the firm. From 2006 – 2014, following his tenure with SunTrust, Mr. Garfinkel was a founding partner and Chief Investment Officer for Perimeter Capital Management, where he continued as the Lead Portfolio Manager for the firm's Small Cap Growth Strategy. From 2014 – 2022, Mr. Garfinkel took a brief hiatus from the investment business, serving as the CFO and COO for a small payments technology firm located in the Atlanta area until 2020. Subsequently, Mr. Garfinkel launched his own payments consulting firm, before deciding to return to his roots in investment management. Mr. Garfinkel joined Bison Wealth, LLC, an SEC registered investment adviser, in May 2022 serving as the Head of Investment Policy and Strategy; and continues to hold this position.

Shawn Gibson. Mr. Gibson is a founder of the Adviser and has served as Chief Investment Officer since 2013. He is a graduate of the University of Virginia McIntire School of Commerce, where he earned his BS degree. He has over 25 of investment experience primarily in the area of options trading and options portfolio management. Mr. Gibson started trading options in 1997 with the Timber Hill Group, one of the world's largest options market making firms. While at Timber Hill, he was an options market maker on the floor of the Pacific Exchange and was later promoted to join a small team in Greenwich, CT that was responsible for overseeing the firm's multi-billion dollar options trading portfolio. He subsequently served as Head of Options Strategy and Director of Alternative Investments at BB&T, where he worked with advisors and their clients to develop options-based hedging and yield enhancing strategies.

Mr. Gibson is an active member of his community and was voted as one of the Top 40 leaders under 40 while living in Richmond after being nominated by his peers due to his professional accomplishments and community involvement.

Connor Allen. Mr. Allen has served as a Portfolio Strategist of the Adviser since January 2024.

Previously, from August 2022 to January 2024, he served as a Trader and Technology Specialist at Bison Holdings, LLC (a holding company for investment advisers). He has previously worked on the investment team at The Motley Fool from June 2021 to March 2023 as an Intern and Contributing Writer. Prior to that, he was a part time Intern at True North Investments LLC from May 2020 to May 2022. From August 2018 to May 2022, he was a student at LaGrange College and holds a BBA from LaGrange College.

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(a)(2)

As of March 31, 2025, the Portfolio Managers managed the following accounts in addition to the Fund:

Mark Garfinkel	Other Accounts Managed		Other Accounts Managed Subject to a Performance Fee
Account Type	Number of Accounts	Assets Under Management (millions)	Number of Accounts	Assets Under Management (millions)
Registered Investment Companies	2	$182.72	0	$0
Other Pooled Investment Vehicles	1	$12.46	0	$0
Other Accounts	0	$0	0	$0

Shawn Gibson	Other Accounts Managed		Other Accounts Managed Subject to a Performance Fee
Account Type	Number of Accounts	Assets Under Management (millions)	Number of Accounts	Assets Under Management (millions)
Registered Investment Companies	10	$660	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Connor Allen	Other Accounts Managed		Other Accounts Managed Subject to a Performance Fee
Account Type	Number of Accounts	Assets Under Management (millions)	Number of Accounts	Assets Under Management (millions)
Registered Investment Companies	2	$182.72	0	$0
Other Pooled Investment Vehicles	1	$12.46	0	$0
Other Accounts	0	$0	0	$0

Conflicts of Interest

Set out below are practices that the Adviser may follow.

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Because each Portfolio Manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities for accounts with similar strategies. In addition, the Portfolio Managers, who on behalf of the Adviser provide investment advisory services to the Fund, may be engaged in substantial activities other than on behalf of the Adviser or Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and other accounts. To the extent a conflict of interest arises in connection with a prospective investment by the Fund, the Adviser will take appropriate steps to mitigate that conflict. Such persons devote only so much time to the affairs of the Fund and Adviser as in his or her judgment is necessary and appropriate.

The Adviser and the Portfolio Managers attempt to avoid conflicts of interest that may arise as a result of the management of multiple client accounts. The Adviser and the Portfolio Managers have adopted allocation policies and procedures intended to treat all client accounts (including the Fund) in a fair and equitable manner. Such allocation policies and procedures also apply to situations in which an investment opportunity of a limited amount, size or quantity is appropriate for more than one client account and require that the Adviser allocate investment opportunities among such accounts in a fair and equitable manner (e.g., on a pro rata or alternating basis). To the extent that a Portfolio Manager seeks to purchase or sell the same security for multiple client accounts, the Portfolio Manager may aggregate, or bunch, these orders where he or she deems this to be appropriate and consistent with applicable regulatory requirements. When a bunched order (if any) is filled in its entirety, each participating client account will participate at the average security prices for the bunched order. When a bunched order (if any) is only partially filled, the securities purchased will be allocated on a pro-rata basis to each account participating in the bunched order based on the initial amount requested for the account, subject to certain exceptions. Each participating account will receive the average price for the bunched order on the same business day.

(a)(3)

With respect to the Fund, each Portfolio Manager is compensated with a salary and discretionary bonus paid by the Adviser; and Mr. Gibson receives a share of Adviser profits based upon his ownership interest.

(a)(4)

As of March 31, 2025, Mr. Garfinkel and Mr. Gibson had beneficial ownership of 4,852.621 and 1,492 shares respectively.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

. Not Applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 16. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

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(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal year reported on this Form N-CSR.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not Applicable

(b) Not Applicable

Item 19. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not Applicable.

(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)). Filed herewith.

(4) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not Applicable.

(5)	Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4 or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Denali Structured Return Strategy Fund

By (Signature and Title)*	/s/ Adam C. Stewart
Adam C. Stewart, President/Principal Executive Officer

Date	6/10/2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Adam C. Stewart
Adam C. Stewart, President/Principal Executive Officer

Date	6/10/2025

By (Signature and Title)*	/s/ Kathryn Bruckert
Kathryn Bruckert, Treasurer/Principal Financial Officer

Date	6/10/2025

* Print the name and title of each signing officer under his or her signature.